NORTHEAST INVESTORS GROWTH FUND
                               50 Congress Street
                           Boston, Massachusetts 02109
                                 (800) 225-6704



     NORTHEAST INVESTORS GROWTH FUND
                               50 CONGRESS STREET
                           BOSTON, MASSACHUSETTS 02109
                                 (800) 225-6704


                          SHARES OF BENEFICIAL INTEREST

                                   PROSPECTUS

                                   May 1, 2000

     The Fund's primary investment objective is to produce long-term growth of both capital and future income for its shareholders. The Fund pursues this objective through a flexible policy emphasizing investments in common stocks, generally of large domestic issuers.

     This prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS
                                             Page
OVERVIEW OF THE FUND                          2
   Objectives And Strategies                  2
   Risks.                                     3
   Suitability.                               3
   Performance.                               4
INVESTOR EXPENSES                             4
PORTFOLIO MANAGER                             5
SALES WITHOUT "SALES CHARGE"                  5
SHAREHOLDER INFORMATION                       6
   General Information                        6
   How to Invest                              6
   Investment Plans                           7
   How To Withdraw Your Investment            7
   How to Exchange Your Investment            9
   Dividends and Distributions                9
   Tax Consequences                           10
   Fund Policies                              10
FUND MANAGEMENT                               10
FINANCIAL HIGHLIGHTS                          12



                              OVERVIEW OF THE FUND


Investment Objectives
The Fund's objective is to produce long-term growth of both capital and future income for its shareholders. Principal Investment Strategies The Fund maintains a flexible investment policy which primarily targets common stocks of large, well-known established companies. The policy allows the Fund to achieve its objective through investment in common stock of both domestic and foreign issuers (ADRs), corporate bonds and money market instruments. The Fund may also invest in securities convertible into common stocks, preferred stocks or warrants.

The Fund will generally focus a major portion of its assets in commonstocks of large companies with histories of consistent earning and long-termcapital appreciation. These companies are well-known, well-established leaders in their industries and continue to offer the potential for accelerated earnings and rev-enue growth. For this reason, stocks of these companies are often called
`growth' stocks. These may include common stocks not currently paying a dividend.

Under normal circumstances, the assets of the Fund will be fullyinvested at all times except for cash required to meet expenses. The Fund, at times, will make limited use of borrowed funds in order to raise additional funds for investment or to avoid liquidating securities for cash needs such as redemptions. Leverage is not expected to be significant and would be limited to one quarter of the Fund's total assets.

The Fund may invest for relatively short periods of time in short-term, highly liquid securities with maturities of 180 days or less. These securities may include commercial paper rated in the highest category by either Moody's Investors Service or Standard & Poor's Corporation or securities issued or guaranteed by the U.S. Government. This would be likely to happen when management believes that liquidity is highly desirable and that therefore the Fund should adopt a tem-porary defensive policy. During such a period the Fund may not achieve its growth objective.

Principal  Investment  Risks

Stock Market
Risks Stock market volatility allows for the potential for the depreciation in the value of your investments. This may be in response to developments in economic, political, regulatory or market conditions.

Portfolio Risks
Changing economic and market conditions as well as declining fundamentals, such asrevenues or earnings per share, associated with individual companies or industries that the Fund is invested in, can affect the value of your investment. The degree to which the Fund's share price reacts to these factors will depend upon the Fund's level of exposure to the areas that are beingaffected.

"Growth Stock" Volatility
Growth stocks can perform differently than other types of stocks and the market as a whole.

Leverage
Investment gains made with borrowed funds can cause net asset value to decrease faster in a falling market. If, for example, the Fund makes a $1,000 investment for which it had borrowed $200 (20%) of the purchase price and the investment lost 20% of its value, to $800, the Fund would have a loss of $200 on an $800 investment, or 25% of the amount invested. Leverage can, therefore, involve additional risk.

Foreign  Exposure
There is an increased risk associated with investments in foreign securities. Adverse developments in economic, political, regulatory and market conditions can make the foreign markets more volatile than the U.S. market.

Convertible securities may be affected by these same factors, and debt secu-rities are subject to credit risk and the risk of adverse upward movements in inter-est rates. The degree to which the Fund's share price reacts to these factors will depend upon the Fund's level of exposure to the areas that are being affected. When you sell your shares of a fund, they could be worth less than what you paid for them.

                                  Suitability.

     The Fund may be appropriate for investors who seek one or more of the following:

     o   capital appreciation of their investment over the long-term

     o a fund emphasizing established companies with consistent earnings growth

     You should also consider the following:

     o an investment in the Fund should be part of a balanced investment program

     o the Fund is generally for investors with longer-term investment horizons

     o there is a risk that you could lose money by investing in the Fund and there is no assurance that it will achieve its investment objectives

     o Fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC


                                  Performance.

     The following performance related information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by comparing its average annual return with the Standard & Poor's 500 Index. Past performance does not guarantee future results.

     The following bar chart shows the Fund's annual total return for each of the ten years ended December 31, 1999:

     Best quarter:  4th quarter 1998, up 27.50%
     Worst quarter: 3rd quarter 1998, down -13.96%

                   Periods Ended December 31, 1999
-------------------------------------------------------------------------------

               One      Five      Ten   Life of Fund
               Year     Years     Years (since Oct. 27, 1980)



The Fund       29.13%    31.90%   18.81%     16.29%

Standard & Poor's
500 Index 1    21.04%    28.51%   18.71%     17.40%

1 The unmanaged Standard & Poor's Index is shown for comparative purposes only.

                                INVESTOR EXPENSES
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



                                Shareholder Fees
                    (Fees Paid Directly From Your Investment)




Maximum Sales Charge
(Load) Imposed on Purchases                       None

Maximum Deferred Sales Charge (Load)              None

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends                   None

Redemption Fee                                    None



                         Annual Fund Operating Expenses
                  (Expenses That Are Deducted From Fund Assets)




Management Fees                                  .54%

Distribution (12b-1 Fees)                        None

Other Expenses                                   .31%

Total Annual Fund Operating Expenses             .85%




Example

     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds based on the Fund's actual 1999 expenses.

     The example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem at the end of the period. The example also assumes that your investment has a 5% return each year, including reinvested dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs maybe higher or lower, based on these assumptions your costs would be:




      1 year      3 years    5 years    10 years
        $87        $271       $471       $1,049

                                PORTFOLIO MANAGER
     William A. Oates, Jr. is the portfolio manager of the Fund. He has been the portfolio manager of the Fund since its inception in 1980. Mr. Oates is assisted in his portfolio manager's responsibilities by Gordon C. Barrett, the Treasurer of the Fund.

                          SALES WITHOUT "SALES CHARGE"
     The Fund offers investors an opportunity to share in the benefits of a mutual fund without requiring that they pay a sales commission or distribution expense. It has no "sales charge", "load charge" or "12b-1 fees". The purchase of shares of numerous other mutual funds requires the investor to pay a substantial amount for a selling commission and related expenses. This reduces the net amount invested which the Fund actually receives.

                             SHAREHOLDER INFORMATION
                               General Information
     For account, product and service information, please use the following web site, phone number or address: o For information over the Internet, visit the Fund's web site at www.Northeastinvestors.com o For information over the phone use 1-800-225-6704

          o For information by mail please use Northeast Investors Growth Fund 50 Congress Street
              Boston, MA  02109

     The different ways to set up (register) your account with the Fund are listed in the following table.

Individual or Joint Tenant
     For your general investment needs
-------------------------------------------------------------------------------

Retirement
     For tax-advantaged retirement savings o Traditional Individual Retirement Accounts (IRAs) o Roth IRAs o Roth Conversion IRAs o Rollover IRAs o Educational IRAs o Keogh Plans o SIMPLE IRAs o Simplified employee Pension Plans (SEP-IRAs) o 403(b) Custodial Accounts
-------------------------------------------------------------------------------



Giftsor Transfers to a Minor (UGMA,  UTMA) To invest for a child's  education or other future needs
-------------------------------------------------------------------------------

Trust
     For money being invested by a trust
-------------------------------------------------------------------------------

Business or Organization
     For investment needs of corporations, associations, partnerships or other groups

How to Invest
     Your initial investment must be accompanied by a completed Application, in the form attached to this Prospectus. You may purchase shares of the Fund at their per share net asset value next determined after the Fund or an authorized broker or agent receives a purchase order. There is no sales charge or commission. The Fund computes net asset value per share by dividing the market value of all securities plus other assets, less liabilities, by the number of shares outstanding. Net asset value is determined as of the close of the New York Stock Exchange on each day when it is open, based upon market quotations for the Fund's portfolio securities. Brokers or dealers may accept purchase and sale orders for shares of the Fund and may impose a transaction charge for this service. Any investor may, however, purchase or redeem shares without such additional charge by dealing directly with the Fund.

     Short-term or excessive trading into and out of a fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in the Fund's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.

     When you place an order to buy shares, note the following:
     o The minimum initial investment in the Fund for each account is $1,000 or $500 for IRAs.
     o   Checks must be drawn on U.S. banks.
     o   The Fund does not accept cash.
     o Purchase orders may be sent directly or through an authorized broker or an other authorized agent.
     o There is no minimum for subsequent investment either by mail, telephone or exchange.
     o   There is a $100,000 maximum for telephone investments.

     You may participate in an automatic investment plan by completing the appropriate section of the application. Under the Fund's automatic investment plan regular deductions (minimum $50) will be made from your bank checking account.

                                Investment Plans
     The Fund offers shareholders tax-advantaged retirement plans, including a Prototype Defined Contribution Plan for sole proprietors, partnerships and corporations, Individual Retirement Accounts, and 403(b) Retirement Accounts. Details of these investment plans are available from the Fund at the address shown on the cover of this Prospectus.

                         How To Withdraw Your Investment
     You are entitled to redeem all or any portion of the shares credited to your account by submitting a written request for redemption to the Fund. Within seven days after the receipt of such a request in "good order" as described below, you will be sent an amount equal to the net asset value of the redeemed shares. This will be the net asset value next determined at the close of the New York Stock Exchange after the redemption request has been received.

     A redemption request will be considered to have been received in "good order" if it meets the following requirements: o The request is in writing, indicates the number of shares to be redeemed and identifies your account.
     o You also send in any certificates issued representing the shares, endorsed for transfer (or accompanied by a stock power in customary form) exactly as the shares are registered. o For redemptions in excess of $5,000, your signature has been guaranteed by a U.S. bank or trust company, member of a national securities exchange or other eligible guarantor institution. Mere witnessing of a signature is not sufficient; a specific signature guarantee must be made with respect to all signatures. A notary public is not an acceptable guarantor. o In the case of corporations, executors, administrators, trustees or other organizations you enclose evidence of authority to sell. o If shares to be redeemed represent an investment made by check, the Fund reserves the right to delay payment until the check has been collected up to a maximum of 15 days. o A signature guarantee as described above is required on all redemptions when the check is mailed to an address other than the address of record or if an address change occurred in the past 30 days. o Telephone redemptions will not be made (unless confirmed in writing on the same day). o Telephone instructions from the registered owner to exchange shares of the Fund for shares of Northeast Investors Trust will be accepted.

     No specific election is required in the Application to obtain telephone exchange or purchase privileges. The Fund will employ reasonable procedures, including requiring personal identification, prior to acting on telephone instructions to confirm that such instructions are genuine. If the Fund does not follow such procedures it may be liable for losses due to unauthorized or fraudulent instructions. Otherwise it will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

     The Fund reserves the right to deliver assets in whole or in part in kind in lieu of cash. The Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90 day period for any one shareholder. Shareholders receiving redemptions in kind will incur brokerage costs in converting securities received to cash.

     If you are an investor in a tax-advantaged retirement plan you should consider specific taxpayer restrictions, penalties and procedures that may be associated with redemptions from your retirement plan in order to qualify under the provisions of the Internal Revenue Code. The Fund assumes no responsibility for determining whether any specific redemption satisfies the conditions of federal tax laws. That determination is your responsibility. Penalties, if any, apply to withdrawals from the plan, not to redemptions from the Fund, and are governed by federal tax law alone.

                         How to Exchange Your Investment
     An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

     As a shareholder, you have the privilege of exchanging shares of the Fund for shares of Northeast Investors Trust without any charge.

     However, you should note the following policies and restrictions governing exchanges:
     o You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number o Before exchanging into a fund, read its prospectus o Exchanges may have tax consequences for you o Each fund may temporarily or permanently terminate the exchange privilege of any investor who makes excessive exchanges out of the fund per calendar year o The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information o Each fund may refuse exchange purchases by any group if, in management's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected

   The funds may terminate or modify the exchange privileges in the future.

                           Dividends and Distributions
     The Fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

     When you open an account, specify on your application how you want to receive your distributions. The following options are available for the Fund's distributions:

     (1) Reinvestment Option. Your dividends and capital gains distributions will be automatically invested in additional shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.
     (2) Income-Earned Option. Your capital gains distributions will be automatically reinvested in additional shares of the Fund. Your dividends will be paid in cash.
     (3) Cash Option. Your dividends and capital gains distributions will be paid in cash.

     If you elect to receive the distributions paid in cash by check and the U.S. Postal Service does not deliver your checks for a period of six months, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

                                Tax Consequences
     As with any investment, your investment in the Fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

     Taxes on Distributions. Distributions you receive from the Fund are subject to federal income tax, and may also be subject to state or local taxes.

     For federal tax purposes, the Fund's dividends and distributions of short-term capital gains are taxable to you as ordinary income. The Fund's distributions of long-term capital gains are taxable to you generally as capital gains.

     If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

     Any taxable distributions you receive from the Fund will normally be taxable to you when you receive them, regardless of your distribution option.

     Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the Fund is the difference between the cost of your shares and price you receive when you sell them.

                                  Fund Policies
     The following policies apply to you as a shareholder.

     Statements and reports that the Fund sends to you include the following: o Confirmation statements after transactions affecting your account balance.
     o   Financial reports (every six months).

     When you sign your account application, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions.

                                 FUND MANAGEMENT
     Northeast Management & Research Company, Inc. ("NMR") is the Fund's investment manager. As the manager, NMR is responsible for choosing the fund's investments and handling the general affairs of the Fund. NMR is subject to the general supervision of the Fund's Trustees.

     NMR is a corporation organized in July, 1980 to manage the Fund, and at present engages in no other activities. Mr. Oates is President of NMR and has been principally responsible for its day-to-day management.

     NMR serves the Fund pursuant to an Advisory and Service Contract. Under its terms, NMR is required to provide an investment program within the limitations of the Fund's investment policies and restrictions, and is authorized in its discretion to buy and sell securities on behalf of the Fund. It also provides the Fund's executive management and office space.

     The Fund pays NMR a fee at the end of each month calculated by applying a monthly rate, based on an annual percentage fee of 1% of the Fund's average daily net assets for the month up to and including $10,000,000, 3/4 of 1% of such average daily net assets for the month above $10,000,000 up to and including $30,000,000 and 1/2 of 1% of such average daily net assets for the month in excess of $30,000,000 during such month. This fee is higher than that charged by advisers to many other funds with similar objectives and policies.

                                FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 10 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     This information has been audited by PricewaterhouseCoopers LLP, Independent Accountants, for the years ended December 31, 1993 through December 31, 1999 and by Ernst & Young LLP for the years ended December 31, 1990 through December 31, 1992. The report of PricewaterhouseCoopers LLP on the financial statements and financial highlights for the year ended December 31, 1999 is included in the Statement of Additional Information which is available upon request and without charge.

                             Years Ended December 31
Per Share Data#            1999     1998    1997     1996     1995
Net asset value:
Beginning of period..... $20.47   $15.84  $12.15   $10.59    $8.13
Income From Investment
Operations:
Net investment income...... .01      .05     .06      .05      .07
Net realized and
unrealized gain (loss)
on investments.............5.93     5.18    4.46     2.54     2.90
                           ----     ----    ----     ----     ----
Total from investment
operations ................5.94     5.23    4.52     2.59     2.97
                           ----     ----    ----     ----     ----
Less Distributions:
Net investment income ..   (.02)    (.05)   (.06)    (.05)    (.07)
Capital gains ............ (.31)    (.55)   (.77)    (.98)    (.44)
Total Distributions .....  (.33)    (.60)   (.83)   (1.03)    (.51)
Net asset value:
End of period......      $26.08   $20.47  $15.84   $12.15   $10.59
                         ------   ------  ------   ------   ------
Total Return ........     29.13%   33.34%  37.28%   24.60%   36.46%
Ratios & Supplemental Data
Net assets end of
period (000's omitted)  $357,650 $211,259 $108,590 $60,275  $48,337
Ratio of operating
expenses to average
net assets...................85%     .94%     .97%   1.21%    1.37%
Ratio of net investment
income to average
net assets.................. 03%     .44%     .45%    .47%     .74%
Portfolio turnover rate ..31.39%   18.54%   16.36%  25.27%   26.53%

# All per share data as of December 31, 1996 and earlier has been restated to reflect a 3 for 1 stock split effective September 25, 1997.

Years Ended December 31
Per Share Data#            1994       1993     1992~     1991~     1990~
Net asset value:
Beginning of period.......$8.37      $9.70   $10.37      $7.81    $7.89
Income From Investment
Operations:
Net investment income .......06        .07      .07        .09      .09
Net realized and
unrealized gain (loss)
on investments...........  (.07)       .16     (.15)      2.77      .03
Total from investment
operations ..........      (.01)       .23     (.08)      2.86      .12
Less Distributions:
Net investment income ..   (.06)      (.07)    (.07)      (.12)    (.09)
Capital gains...........   (.17)     (1.49)    (.52)      (.18)    (.11)
                           -----     ------    -----      -----    -----
Total Distributions....... (.23)     (1.56)    (.59)      (.30)    (.20)

Net asset value:
End of period..           $8.13      $8.37    $9.70     $10.37    $7.81
                          -----      -----    -----     ------    -----
Total Return.......        (.07%)     2.44%    (.73%)    36.91%    1.52%
Ratios & Supplemental Data
Net assets end of
period (000's omitted) ...$35,459   $38,694   $42,609   $40,873  $27,189
Ratio of operating
expenses to average
net assets.........         1.53%     1.45%     1.42%     1.50%    1.74%
Ratio of net investment
income to average
net assets..........         .74%      .62%      .71%     1.02%    1.19%
Portfolio turnover rate .  25.55%    35.14%    28.91%    15.63%   37.18%
~ Audited by other Auditors
# All per share data as of December 31, 1996 and earlier has been restated to reflect a 3 for 1 stock split effective September 25, 1997.

                             FOR MORE INFORMATION
     You can find additional information about the Fund in the following documents:

     STATEMENT OF ADDITIONAL INFORMATION. (SAI). The SAI contains more detailed information about the Fund and its investment limitations and policies. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus (is legally part of this prospectus).

     ANNUAL AND SEMIANNUAL REPORTS. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual reports to shareholders. In the Annual Report, you will find a discussion of the market conditions and investment strategy that significantly affected the Fund's performance during its last fiscal year.

     You may obtain a free copy of the Fund's current Annual/Semiannual report or SAI or make any other shareholder inquiry by writing or calling the Fund at:

     Northeast Investors Growth Fund
     50 Congress Street
     Boston, MA 02109
     (800) 225-6704     (617) 523-3588

     You can also review and copy information about the Fund at the SEC's Public Reference Room in Washington, D.C. You can call the SEC at 1-800-SEC-0300 for information about the operation of the Public Reference Room. Reports and other information about the Fund are available on the SEC's internet site at http://www.sec.gov and copies may be obtained for a duplicating fee by writing the Public Reference Center of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

     The Fund's reference number as a registrant under the Investment Company Act of 1940 is 811-3074.

                          NORTHEAST INVESTORS GROWTH FUND
                               50 Congress Street
                           Boston, Massachusetts 02109
                                 (800) 225-6704
                                 (617) 523-3588

                          Shares of Beneficial Interest

                       STATEMENT OF ADDITIONAL INFORMATION


                                   May 1, 2000


This Statement of Additional Information supplements the Prospectus for the Fund dated May 1, 1999 and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained from the Fund at the above address. This Statement of Additional Information is not a Prospectus.


              TABLE OF CONTENTS                 Page
The Fund                                         B-2
Investment Restrictions                          B-2
Trustees and Officers                            B-4
Advisory and Service Contract                    B-5
Custodian and Independent Accountants            B-5
Brokerage                                        B-6
Price and Net Asset Value                        B-6
Shareholder Plans                                B-7
Tax-Advantaged Retirement Plans                  B-7
Dividends, Distributions & Federal Taxes         B-9
Capital Shares                                   B-10
Historical Performance Information               B-10
Financial Statements                             B-12


                                    THE FUND


         Northeast Investors Growth Fund, herein called the Fund, is a diversified open-end management investment company originally organized in 1980 under the laws of The Commonwealth of Massachusetts as a corporation and converted to a Massachusetts business trust in 1987.

                             INVESTMENT RESTRICTIONS

         The Fund's objective is to produce long-term growth of both capital and future income for its shareholders. This objective is pursued through a flexible policy emphasizing investments in common stocks and permitting investments in money market instruments and corporate bonds.

         In pursuing this objective it is the fundamental policy of the Fund not to engage in any of the following activities or investment practices. These restrictions may not be changed without the approval of a majority of the outstanding shares. The Fund may not:

                  1. purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets at market value to be invested in the securities of such issuer (other than obligations of the U.S. Government and its instrumentalities);

                  2. purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 10% of any class of securities, or of the outstanding voting securities, of such issuer to be held in the Fund's portfolio;

                  3. purchase securities of other investment companies except in the open market where no commission other than the ordinary broker's commission is paid, or as part of a merger, and in no event may investments in such securities exceed 10% of the value of the total assets of the Fund. The Fund may not purchase or retain securities issued by another open-end investment company;

                  4. purchase any securities if such purchase, at the time thereof would cause more than 25% of the value of the Fund's assets to be invested in securities of companies in any one industry;

                  5. invest in the securities of companies which, including predecessors, have a record of less than three years continuous operation, although it may invest in the securities of regulated public utilities or pipe-line companies which do not have such a record;

                  6. buy any securities or other property on margin, engage in short sales (unless by virtue of its ownership of other securities it has a right to obtain securities equivalent in kind and amount to the securities sold without incurring additional costs) or purchase or sell puts or calls, or combinations thereof;

                  7. invest in companies for the purpose of exercising control or management;

                  8. buy or sell real estate, commodities or commodity (futures) contracts unless acquired as a result of ownership of securities;

                  9.       underwrite securities issued by others;

                  10. make loans to other persons (except by purchase of bonds and other obligations constituting part of an issue, limited, in the case of privately offered securities, to 10% of the Fund's total assets) . However, the Fund may lend its portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33-1/3% of the total assets of the Fund;

                  11. purchase or retain securities issued by an issuer if the officers, Trustees and Directors of the Fund and of the Adviser, together, own beneficially more than 5% of any class of securities of such issuer.

                  12, issue senior securities, except that the Fund may borrow from banks in an amount which does not exceed 25% of the Fund's total assets.

         In addition, the Fund may not purchase warrants in excess of 5% of the value of the Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund at any time in units or attached to securities are not subject to this restriction.

         The Fund will not purchase securities which are not readily marketable (including repurchase agreements with maturities in excess of seven days) if such purchase, at the time thereof, would result in more than 10% of the Fund's net assets being invested in such securities.

         The restrictions in the two preceding paragraphs are not fundamental and may be changed by the Board of Trustees without shareholder approval or notification.

         The Fund does not intend to engage in trading for short-term profits, and portfolio turnover will be limited in accordance with the Fund's objective of producing long-term growth. This does not, however, preclude an occasional investment for the purpose of short-term capital appreciation. During the fiscal years ended December 31, 1999 and 1998 the rates of total portfolio turnover were 31.39% and 18.54% respectively. Although investment policy or changed circumstances may require, in the opinion of management, an increased rate of such portfolio turnover, the Adviser does not anticipate that such turnover will be substantially in excess of that experienced by the Fund in recent years.

                              TRUSTEES AND OFFICERS

         The Trustees of the Fund are Ernest E. Monrad, William A. Oates, Jr., Robert B. Minturn, Jr., John R. Furman and John C.Emery. Under Massachusetts law, the Trustees are generally responsible for the management of the Fund, including supervision of the Fund's investment manager. The following table provides certain information about the Fund's Trustees and officers:




Name, Address and Age    Position(s) Held with Fund    Principal Occupation(s)
                                                         During Last 5 Years

William A. Oates, Jr.*   President and Trustee         President and Trustee
50 Congress Street                                       of Fund
Boston, MA
Age 56

Ernest E. Monrad*        Chairman of the Trustees,     Chairman and Trustee of
50 Congress Street       Assistant Treasurer and       Northeast Investors Trust
Boston, MA               Trustee
Age 68

Robert B. Minturn, Jr.*  Vice President, Clerk and     Clerk and Trustee of
50 Congress Street       Trustee                       Northeast Investors Trust
Boston, MA
Age 59

Gordon C. Barrett        Vice President and Treasurer Executive Vice President
50 Congress Street                                    andTreasurer of Northeast
Boston, MA                                            Investors Trust
Age 42

John R. Furman           Trustee                       Founder, former Cairman,
32 Manning Road                                        Furman Lumber  Company
Billerica, MA
Age 81

John C. Emery            Trustee                       Partner, Law Firm of
One Post Office Square                                 Sullivan & Worcester
Boston, MA
Age 68



         *Indicates a Trustee who is an "interested person" under the Investment Company Act of 1940, as amended.


         The  following   chart   provides   information   concerning  the  1999
compensation of the Fund's Trustees and the officer of the Fund who received in excess of $60,000 in compensation from the Fund in 1999


                                                Pension and
                                                Retirement Benefits                         Total Compensation
                                                Received as Part of   Estimated Annual      from Fund and Fund
                            Aggregate           Fund Expenses         Benefit Upon          Complex Paid to
Name of Person, Position    Compensation from                         Retirement            Trustees
                            the Fund
William A. Oates,              -0-               -0-                     -0-                   -0-

President and Trustee
Ernest E. Monrad,              -0-               -0-                     -0-                   -0-

Chairman of the Trustees,
Assistant Treasurer and
Trustee
Robert B. Minturn, Vice        -0-               -0-                    -0-                   -0-
President, Clerk and Trustee
Gordon C. Barrett, Treasurer   $118,500         $5,250                  -0-           Not Applicable
John R. Furman, Trustee        $  6,000         -0-                     -0-                  $4,000
John C. Emery, Trustee         $  6,000         -0-                     -0-                  $4,000




         The total number of shares owned beneficially by the Trustees, officers and members of their immediate families on April 12, 2000 was 129,578.306 shares (.99%).

                          ADVISORY AND SERVICE CONTRACT

         Northeast Management & Research Company, Inc. ("NMR") serves the Fund pursuant to an Advisory and Service Contract. Under its terms, NMR is required to provide an investment program within the limitations of the Fund's investment policies and restrictions, and is authorized in its discretion to buy and sell securities on behalf of the Fund.

         NMR pays the Fund's executive and certain administrative salaries and rent, with the following expenses borne by the Fund: (a) taxes and other governmental charges, if any, (b) interest on borrowed money, if any, (c) legal fees, (d) auditing fees, (e) insurance premiums, (f) dues and fees for membership in trade associations, if any, (g) fees and expenses of registering and maintaining registrations by the Fund of its shares with the Securities and Exchange Commission and of preparing reports to government agencies and expenses of registering shares under Federal and state laws and regulations, (h) fees and expenses of trustees not affiliated with or interested persons of NMR, (i) fees and expenses of the custodian, (j) expenses of acting as its own dividend disbursing agent and transfer agent, (k) issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party, (1) cost of reports to shareholders and expense of shareholders' meetings, including the mailing and preparation of proxy material, and trustees meetings, and (m) the cost of share certificates representing shares of the Fund. The Fund also pays all brokers' commissions in connection with its portfolio transactions.

         The Fund is also liable for such non-recurring expenses as may arise, including litigation to which the Fund may be a party. The Fund may have an obligation to indemnify its officers and trustees with respect to such litigation.

         For 1999,1998 and 1997, respectively, the advisory fee was $1,542,605, $834,910, and $462,146.

                      CUSTODIAN AND INDEPENDENT ACCOUNTANTS

         The custodian for the Fund is Investors Bank & Trust Company, 200 Clarendon Street , Boston, Massachusetts. The custodian maintains custody of the Fund's assets. The Fund acts as its own Transfer and Shareholder Servicing Agent.

         The independent accountants for the Fund are PricewaterhouseCoopers LLP, One Post Office Square, Boston, Massachusetts. PricewaterhouseCoopers LLP audits the Fund's annual financial statements included in the annual report to shareholders, reviews the Fund's filings with the Securities and Exchange Commission on Form N-lA and prepares the Fund's federal income and excise tax returns.

                                    BROKERAGE

         Decisions to buy and sell securities for the Fund and as to assignment of its portfolio business and negotiation of its commission rates are made by NMR. It is NMR's policy to obtain the best security price available, and, in doing so, NMR assigns portfolio executions and negotiates commission rates in accordance with the reliability and quality of a broker's services and their value and expected contribution to the performance of the Fund. In order to minimize brokerage charges, the Fund seeks to execute portfolio transactions with the principal market maker for the security to which the transaction relates in the over-the-counter market unless it has been determined that best price and execution are available elsewhere. Such portfolio transactions may be carried out with broker-dealers that have provided NMR or the Fund with statistics, other information and wire and other services. Such services may include furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing portfolio analyses and reports concerning issuers, industries, securities, economic factors and trends; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). It is not, however, NMR's policy to pay a higher net price to a broker-dealer or receive a lower net price from a broker-dealer solely because it has supplied such services. During 1999, 1998 and 1997 the Fund paid brokerage commissions of $250,383, $109,897, and $52,143 respectively. The difference in commissions paid was principally because of the increasing size of the Fund.

                            PRICE AND NET ASSET VALUE

         It is the current policy of the Fund that the public offering price of shares of the Fund equal their net asset value, the Fund receiving the full amount paid by the investor. The net asset value is determined as of the close of the New York Stock Exchange on each day that the Exchange is open. It is the only price available to investors whose orders were received prior to the close of the Exchange on that day. The price to investors whose applications for purchase are received after the close of the New York Stock Exchange or on a non-business day will be the net asset value next determined. The net asset value of the Fund's shares is determined by dividing the market value of the Fund's securities, plus any cash and other assets (including dividends accrued) less all liabilities (including accrued expenses but excluding capital and surplus) by the number of shares outstanding. Securities and other assets for which market quotations are readily available are valued at market values determined on the basis of the last quoted sale prices prior to the close of the New York Stock Exchange (or the last quoted bid prices in the event there are no sales reported on that day) in the principal market in which such securities normally are traded as publicly reported or furnished by recognized dealers in such securities. Securities and other assets for which market quotations are not readily available (including restricted securities, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer supplied valuations and evaluations based on expert analysis of market data and other factors if such valuations are believed to reflect more accurately the fair value of such securities. An adjustment will be made for fractions of a cent to the next highest cent. The Fund makes no special payment for the daily computation of its net asset value.

                                SHAREHOLDER PLANS

Open Accounts

         Upon making an initial investment (minimum amount $1,000), a shareholder will automatically have an Open Account established for him on the books of the Fund. Once any account is opened there is no limitation to the size or frequency of investment. The shareholder will receive a confirmation from the Fund of this and each subsequent transaction in his Account showing the current transaction and the current number of shares held. A shareholder may make additional investments in shares of the Fund at any time by ordering the Fund shares at the then applicable public offering price. Share certificates which have been issued to a shareholder may be returned to the Fund at any time for credit to the shareholder's Open Account. Shares held in an Open Account may be redeemed as described in the Prospectus under "How to Withdraw Your Investment". Income dividends and capital gains distributions are credited in shares on the payment date (which may be different than the record date) at the applicable record date closing net asset value, unless a shareholder has elected to receive all income dividends and/or capital gains distributions in cash.

Automatic Investment and Withdrawal Plans

         These Plans have been developed to accommodate those who wish to make purchases or sales of shares of the Fund on a continuing basis without the imposition of any fee or service charge. Subject to the initial investment minimum of $1,000, any shareholder maintaining an Open Account may request in his application or otherwise in writing that investments be made through automatic deductions (minimum $50) from his bank checking or savings account or that withdrawals be made automatically with the redemption price paid by check or electronic funds transfer. The shareholder may cancel his participation in either Plan at any time, and the Fund may modify or terminate either Plan at any time.

         An investor should understand that he is investing in a security, the price of which fluctuates, and that under the Plans he will purchase or sell shares regardless of their price level and that if he terminates the Plan and sells his accumulated shares at a time when their market value is less than his cost, he will incur a loss. In the case of the Automatic Investment Plan, he should also take into account his financial ability to continue the Plan through periods of low prices and understand that the Plan cannot protect him against loss in declining markets.

                         TAX-ADVANTAGED RETIREMENT PLANS

         In addition to regular accounts, the Fund offers tax-advantaged retirement plans which are described briefly below. Contributions to these plans are invested in shares of the Fund; dividends and other distributions are reinvested in shares of the Fund. Contributions may be invested in shares of Northeast Investors Trust as well as shares of the Fund.

         Contributions to these retirement plans, within the limits and circumstances specified in applicable provisions of the Internal Revenue Code, are excludable or deductible from the participant's income for federal income tax purposes. In addition, non-deductible or after-tax contributions may be made to these retirement plans to the extent permitted by the Internal Revenue Code. Reinvested dividends and other distributions accumulate free from federal income tax while the shares of the Fund are held in the plan. Distributions from these plans are generally included in income when received; however, after-tax or non-deductible contributions may be recovered without additional federal income tax. Premature distributions, insufficient distributions after age 70 1/2 or excess contributions may result in penalty taxes.

         Investors Bank & Trust Company serves as trustee or custodian of each of the following plans. It is entitled to receive specified fees for its services. Detailed information concerning each of the following plans (including schedules of trustee or custodial fees) and copies of the plan documents are available upon request to the Fund at its offices.

         An individual investor or employer considering any of these retirement plans should read the detailed information for the plan carefully and should consider consulting an attorney or other competent advisor with respect to the requirements and tax aspects of the plan.

Prototype Defined Contribution Plan

         The Fund offers a Prototype Defined Contribution Plan suitable for adoption by businesses conducted as sole proprietorships, partnerships or corporations.

         The employer establishes a Prototype Defined Contribution Plan by completing an adoption agreement specifying the desired plan provisions. The adoption agreement offers flexibility to choose appropriate coverage, eligibility, vesting and contribution options subject to the requirements of law. Under a supplement to the Prototype Defined Contribution Plan, an employer may establish a salary reduction or 401(k) plan.

Individual Retirement Account (IRA)and Roth IRA

         An individual may open his own Individual Retirement Account (IRA) or Roth IRA using a custodial account form approved for this purpose by the IRS. An individual may have an IRA even though he is also an active participant in a pension or profit-sharing plan or certain other plans. However, depending on the individual's adjusted gross income and tax return filing status, contributions for an individual who is an active participant in another plan may be partially or entirely non-deductible. Contributions to a Roth IRA are non-deductible, but income and gains accumulate free of income tax and distributions after age 59 1/2 are generally not taxable.

403(b) Retirement Account

         Certain charitable and educational institutions may make contributions to a 403(b) Retirement Account on behalf of an employee. The employee may enter into a salary reduction agreement with the employer providing for the employee to reduce his pay by the amount specified in the agreement and for the employer to contribute such amount to the employee's 403(b) Retirement Account. Funds in the account may generally be withdrawn only upon the participant's reaching age 59 1/2 or his termination of employment, financial hardship, disability, or death.

                    DIVIDENDS, DISTRIBUTIONS & FEDERAL TAXES

         It is the Fund's policy to distribute net investment income and net realized capital gains on sales of investments (less any available capital loss carry forwards) annually. Dividends and distributions are credited in shares of the Fund unless the shareholder elects to receive cash.

         Any dividends or distributions paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes.

         It is the policy of the Fund to distribute its net investment income and net realized gains for each year in taxable dividends and capital gain distributions so as to qualify as a "regulated investment company" under the Internal Revenue Code. The Fund did so qualify during its last taxable year.

         A regulated investment company which meets the diversification of assets and source of income requirements prescribed by the Internal Revenue Code is accorded conduit or "pass through" treatment if it distributes to its shareholders at least 90% of its taxable income exclusive of net capital gains, i.e., it will be taxed only on the portion of such income which it retains.

         To the extent that a regulated investment company distributes the excess of its net long-term capital gain over its net short-term capital loss (including any capital loss carry-over from prior years), such capital gain is not taxable to the company but it is taxable to the shareholder.

         Income dividends and capital gain distributions are taxable as described, whether received in cash or additional shares. Shareholders who have not supplied the Fund with appropriate information with respect to their tax identification or social security number or who are otherwise subject to back-up withholding may have 31% of distributions withheld by the Fund.

         The foregoing discussion relates to federal income taxation. Dividends and capital gain distributions may also be subject to state and local taxes, and shareholders should consult with a qualified tax advisor.

                             ADDITIONAL INFORMATION

                               SECURITIES LENDING

         The Fund may seek additional income by lending portfolio securities to qualified institutions that have a value of up to 33 1/3% of the Fund's assets. The Fund will receive cash or cash equivalents (e.g. U.S. Government obligations) as collateral in an amount at least equal to 100% of the current market value of the loaned securities. The collateral will generally be held in the form received, although cash may be invested in securities issued or guaranteed by the U.S. Government and/or irrevocable stand-by letters of credit. By reinvesting cash it receives in these transactions, the Fund could magnify any gain or loss it realizes on the underlying investment. If the borrower fails to return the securities and the collateral is insufficient to cover the loss, the Fund could lose money.

                              REPURCHASE AGREEMENTS

         The Fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

                                    LEVERAGE

         In order to raise additional funds for investment or to avoid liquidating securities to meet cash needs, such as for redemptions, the Fund may borrow money from banks. The ability to borrow permits the Fund to minimize uninvested cash. Any investment gains made with the additional funds in excess of the interest paid will cause the net asset value of Fund shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional funds fails to cover their cost to the Fund, the net asset value of the fund will decrease faster than would otherwise be the case. If, for example, the Fund makes a $1,000 investment for which it had borrowed $200 (20%) of the purchase price and the investment lost 20% of its value, to $800, the Fund would have a loss of $200 on an $800 investment, or 25% of the amount invested.

         The amount of leverage to be outstanding at any one time cannot be estimated in advance since the Fund may vary the amount of borrowings from time to time, including having no borrowings at all. Under the Investment Company Act of 1940, as amended, the Fund is required to maintain asset coverage of 300% of outstanding borrowings and could be required to liquidate portfolio securities to reduce borrowings if this requirement is not met.

                                 CAPITAL SHARES

         The Fund has only one class of securities--shares of beneficial interest without par value--of which an unlimited number are authorized. Each share has one vote and when issued, is fully paid and nonassessable. Fractional shares may be issued and when issued, have the same rights proportionately as full shares. The shares are transferable by endorsement or stock power in the customary manner, but the Fund is not bound to recognize any transfer until it is recorded on the books of the Fund. Each share is entitled to participate equally in any dividends or distributions declared by the Trustees. In the event of liquidation of the Fund, the holders of shares are entitled to all assets remaining for distribution after satisfaction of all outstanding liabilities. Distributions would be in proportion to the number of shares held. No shares carry any conversion, subscription, or other preemptive rights.

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust provides that the Trustees shall have no power to bind the shareholders personally and requires that all contracts and other instruments shall recite that the same are executed by the Trustees as Trustees and not individually and that the obligations of such instruments are not binding upon any of the Trustees or shareholders individually but are binding only upon the Fund's assets. The Fund is advised by counsel (Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.) that under the applicable Massachusetts decisions, no personal liability can attach to the shareholders under contracts of the Fund containing this recital. Moreover, the Declaration of Trust provides that any shareholder of the Fund shall be indemnified by the Fund for all loss and expense incurred by reason of his being or having been a shareholder of the Fund. Thus the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

                       HISTORICAL PERFORMANCE INFORMATION

         From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                [OBJECT OMITTED]


         Where:

         P =      a hypothetical initial payment of $1,000
         n =      number of years
         ERV      = ending  redeemable  value of a  hypothetical  $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof)

         The calculation of average annual total return assumes the reinvestment of all dividends and distributions. The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of the total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above. The Fund's total return for the one, five and for year periods ended December 31, 1998 are set forth in the Prospectus.

         From time to time, the Fund may also advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                  Yield = 2[(a-b/cd + 1)6 - 1] Where:

         a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
         d = the maximum offering price per share on the last day of the period

         Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.

         The performance quotations described above are based on historical experience and are not intended to indicate future performance.

         To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare performance to performance as reported by other investments, indices and averages.

                              FINANCIAL STATEMENTS

The following financial  statements are included in this Statement of Additional
Information:

         1.       Report of PricewaterhouseCoopers LLP, Independent Accountants

         2.       Schedule of Investments as of December 31, 1999

         3.       Statement of Assets and Liabilities as of December 31, 1999

         4.       Statement of Operations for the Year Ended December 31,1999

         5. Statement of Changes in Net Assets for each of the two years in the period ended December 31, 1999

         6.       Notes to Financial  Statements for the year ended December 31,
                  1999



Schedule of Investments
December 31, 1999

Common Stocks--                           Market      Percent of
                           Number of      Value          Net
Name of Issuer             Shares        (Note B)      Assets
Automobile & Truck
General Motors Corporation .  66,800     $ 4,855,525     1.36%

Banks
Chase Manhattan Corporation . 30,300       2,353,931
Citigroup Inc. . . . . . . .  69,000       3,842,438
Fifth Third Bancorp.. . . . . 71,525       5,248,147
FleetBoston Financial Corp*. 248,434       8,648,609
J P Morgan & Company . . . .. 24,500       3,102,313
Mellon Financial . . . . . . 237,400       8,086,438
Zions Bancorporation . . . . 130,600       7,729,888
                                          39,011,764     10.91%
Biotechnology
Amgen Inc.^. . . . . . . . . .69,000       4,144,313      1.16%

Computer & Data Processing
Dell^ . . . . . . . . . . . . 86,800       4,426,800
EMC Corporation^* .  . . . . 117,400      12,825,950
Hewlett Packard. .  . . . . . 30,900       3,514,875
IBM* . . . . . .              77,000       8,306,375
Sun Microsystems^ . . . . . . 94,800       7,341,075
                                          36,415,075      10.18%
Computer Software & Services
America Online, Inc.^ . . .. 133,400      10,038,350
CMGI Inc.^. . . . . . . . . . 19,000       5,260,625
Microsoft Corporation^*. . . 169,200      19,754,100
Oracle Corporation^ . . . . . 42,200       4,729,038
Yahoo! Inc.^ . . . . .. . . . 25,000      10,817,188
                                          50,599,301      14.15%
Entertainment
Carnival Corporation .. . . . 49,800       2,381,063
Time Warner . . . .  . . . . 187,400      13,551,363
Viacom Inc Class A^. .. . . . 35,000       2,115,313
                                          18,047,739       5.05%
Electronic Equipment
General Electric Company . . 109,600      16,960,600
Corning Inc. . .. . . . . . . 13,000       1,676,188
                                          18,636,788       5.21%
Electronics
Broadcom Corporation^   . . . 19,900       5,420,263
Cisco Systems Inc.^ . .. . . 212,700      22,785,488
Intel Corporation . . .  . . 106,200       8,741,588
Lucent Technologies. . . . . 109,800       8,248,725
Nokia Corporation-Spons-ADR^ .27,800       5,311,538
Qualcomm Inc.^ . . .. . . . . 37,600       6,627,000
Sony Corporation . . . . . .. 22,400       6,378,400
                                          63,513,002       17.76%
Financial Services
American Express Company . .. 31,500       5,236,875
Donaldson Lufkin & Jenrette.. 37,600       1,818,900
Eaton Vance Corp. . .. . . . 125,000       4,750,000
Morgan Stanley Dean Witter Co.43,410       6,196,778
Paine Webber Group Inc. . . . 34,500       1,339,031
State Street Corp . . . .   . 78,100       5,706,181
                                          25,047,765        7.00%
Health Care-Supplies
Johnson & Johnson . . . . . . 49,800       4,643,850
Warner Lambert Co. . . .  . . 66,975       5,487,764
                                          10,131,614        2.83%
Household Products
Procter & Gamble* . . . . . . 40,300       4,415,369        1.23%

Insurance
American International Group .45,046       4,870,599        1.36%

Medical
Medtronics, Inc. . . . . . .  75,800       2,761,963        0.77%

Petroleum, Coal, Gas
Chevron Corporation . . . . . 33,200       2,875,950
Exxon Mobile Corporation . . .77,441       6,238,841
Royal Dutch Petroleum . . . . 53,200       3,221,925
                                          12,336,716        3.45%
Pharmaceuticals
Bristol Myers Squibb Co.  . . 81,800       5,250,538
Eli Lilly & Co. . . . . . . . 65,700       4,369,050
Merck & Co.* . . .  . . . . . 86,400       5,805,000
Pfizer Inc.* . . . . . . . . 176,550       5,726,841
                                          21,151,429        5.91%
Precision Instruments
Visx Inc.^ . . . . . . . .. . 35,000       1,811,250        0.51%

Publishing/Printing
McGraw-Hill Companies Inc. .. 50,800       3,130,550        0.88%

Retail
Home Depot. . . . . . . . . . 66,075            4,542,656
Wal-Mart Stores Inc. . . . . 159,600           11,032,350
                                               15,575,006   4.35%
Telecommunications
AT&T Corp . . . . . . . . . . 51,000            2,591,438
Cox Communications^ . . . .. 119,400            6,149,100
MCI Worldcom Inc.^ . . . . . 134,400            7,131,600
Qwest Communications^ .  . . 104,800            4,506,400
Tellabs^ . . .  . . . . . . . 65,000            4,172,188
Vodafone Airtouch PLC . . . . 82,000            4,059,000
                                               28,609,726   8.00%

Total  Common  Stocks  (Cost--$211,570,293)  $365,065,494  102.07% * Pledged  to
collateralize short-term borrowings (See Note G)
^ Non-income producing.
ADR stands for American Depository Receipt representing ownership of foreign securities.

The accompanying notes are an integral part of the financial statements.

December 31, 1999
Assets
Investments--at market value (cost $211,570,293)--Notes B, D & F....$365,065,494
Dividends and interest receivable .............................          227,056
Receivable for shares of beneficial interest sold................      1,423,674
Total Assets ...........................................            $366,716,224

Liabilities
Payable for shares of beneficial interest repurchased ...........        204,941
Accrued expenses.................................................        117,113
Notes Payable ....................................................     8,591,251
Accrued Investment advisory fee--Note C .........................        153,372
Total Liabilities ................................                    $9,066,677
Net Assets ........................................................ $357,649,547

Net Assets Consist of--Note B:
Capital paid-in.................................................... $204,581,069
Distributions in excess of net realized gains ...................      (426,716)
Net unrealized appreciation of investments ......................    153,495,194
Net Assets, for 13,714,780 shares outstanding ............. ....... $357,649,547
Net Asset Value, offering price and redemption price per share
($357,649,547/13,714,780 shares) .      ...................               $26.08
The accompanying notes are an integral part of the financial statements.

Year Ended December 31, 1999
Investment Income
Dividends........................................................... $ 2,480,675
Interest..................  .............................................. 8,602
Other Income--Note I .................................................... 26,170
Total Income........................................................ $ 2,515,447

Expenses
Investment advisory fee--Note C ................................     $ 1,542,605
Administrative expenses and salaries.......... ....................      246,806
Interest--Note G ................... .................................   284,431
Printing, postage and stationery..................................        83,460
Legal Fees........................................................        50,895
Computer and related expenses ........................................    50,001
Registration and filing fees........................................      42,693
Auditing fees.....................................................        23,193
Insurance .........................................................       19,955
Custodian fees ...................................................        14,431
Trustees fees--Note C.............................................        10,048
Other expenses .......................................................  . 37,875
Total Expenses ...................................................     2,406,393

Net Investment Income ..............................................     109,054

Realized and Unrealized Gain on Investments--Note B:
Net realized gain from investment transactions .................       3,909,780
Change in unrealized appreciation of investments .................    71,527,151
Net Gain on Investments ..........................................    75,436,931
Net Increase in Net Assets Resulting from Operations.................$75,545,985
The accompanying notes are an integral part of the financial statements.

Years Ended December 31,
                                                       1999              1998
Increase in Net Assets
From Operations:
Net investment income ................            $   109,054      $     529,082
Net realized gain from investment transactions..    3,909,780          5,367,820
Change in unrealized appreciation of investments   71,527,151         37,027,890
Net Increase in Net Assets Resulting from
Operations........................                 75,545,985         42,924,792

Distributions to Shareholders:
From net investment income ..........................(140,843)         (486,335)
In excess of net investment income .............     (106,194)
From net realized gains on investments.....        (4,010,686)       (5,203,325)
In excess of net realized gains on investments...... (126,771)
Total Distributions ....................           (4,384,494)       (5,689,660)

From Net Fund Share Transactions--Note E.          75,229,207         65,434,064
Total Increase in Net Assets..........            146,390,698        102,669,196

Net Assets:
Beginning of Period ............................  211,258,849        108,589,653
                                                   -----------       -----------
End of Period (including undistributed net invest-
ment income of $0 and $31,789 respectively)      $357,649,547       $211,258,849
                                                   ------------     ------------
The  accompanying  notes  are an  integral  part  of the  financial  statements.

Note A-Organization Northeast Investors Growth Fund (the
"Fund") is a diversified, no-load,open-end, series-type management investment company registered under theInvestment Company Act of 1940, as amended. The Fund presently consists of one portfolio and is organized as a Massachusetts business trust. Note B-Significant Accounting Policies Significant accounting policies of the Fund are as follows: Valuation of Investments: Investments in securities traded on national securities exchanges are valued based upon closing prices on the exchanges. Securities traded in the over-the-counter market and listed securities with no sales on the date of valuation are valued at closing bid prices. Repurchase agreements are valued at cost with earned interest included in interest receivable. Other short-term investments, when held by the Fund, are valued at cost plus earned discount or interest which approximates market value. Security Transactions: Investment security transactions are recorded on the date of purchase or sale. Net realized gain or loss on sales of investments is determined on the basis of identified cost. Federal Income Taxes: No provision for federal income taxes is necessary since the Fund has elected to qualify under subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. State Income Taxes: Because the Fund has been organized by an Agreement and Declaration of Trust executed under the laws of the Commonwealth of Massachusetts, it is not subject to state income or excise taxes. Distributions and Income: Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for capital loss carryovers and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in-capital. The Fund's distributions and dividend income are recorded on the ex-dividend date. Interest income, which consists of interest from repurchase agreements, is accrued as earned. Net Asset
Value: In determining the net asset value per share, rounding adjustments are made for fractions of a cent to the next higher cent. Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note C-Investment Advisory and Service Contract
The Fund has its investment advisory and service contract with NortheastManagement & Research Company, Inc. (the "Advisor"). Under the contract, the Fund pays the Advisor an annual fee at a maximum rate of 1% of the first $10,000,000 of the Fund's average daily net assets, 3/4 of 1% of the next $20,000,000 and 1/2 of 1% of the average daily net assets in excess of $30,000,000, in monthly installments on the basis of the aver-age daily net assets during the month preceding payment. All trustees except Messrs. John R. Furman and John C. Emery are officers or directors of the Advisor. The compensation of all disinterested trustees of the Fund is borne by the Fund. Note D-Purchases and Sales of Investments The cost of purchases and proceeds from sales of investments, other than short-term securities, aggregated $171,158,617 and $95,045,108, respectively, for the year ended December 31, 1999. Note E-Shares of Beneficial Interest At December 31, 1999, there was an unlimited number of shares of beneficial interest authorized with no par value. Transactions in shares of beneficial interest were as follows:


                            Years Ended December 31,
                                    1999 1998
                                     Shares              Amount       Shares            Amount
Shares sold .........................239,820         $161,699,116     6,132,271        $111,339,313
Shares issued to shareholders in
reinvestment of distributions from
net investment income and realized
gains from security transactions .....165,009            3,980,887       274,986           5,161,310
 ..................................  7,404,829          165,680,003     6,407,257         116,500,623
Shares repurchased.................(4,015,168)         (90,450,796)  (2,939,702)        (51,066,559)
                                   -----------        ------------- ------------        ------------
Net Increase .....................  3,389,661         $ 75,229,207     3,467,555        $ 65,434,064

Note F-Repurchase Agreement
On a daily basis, the Fund invests uninvested cash balances into repurchaseagreements secured by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions of the agreement ensure that the market value of the collateral is sufficient in the event of default. However, in the event of default or bankruptcy by the other party to theagreement, realization and/or retention of the collateral may be subject to legal proceedings.

Note G-Short-term Borrowings
Short-term bank borrowings, which do not require maintenance of compensating balances, are generally on a demand basis and are at rates equal to adjusted money market interest rates in effect during the period in which such loans are outstanding. At December 31, 1999, the Fund had unused lines of credit amounting to $6,408,749. The following information relates to aggregate short-term borrowings during the year ended December 31, 1999:

Average amount outstanding (total of daily outstanding principal balances
divided by number of days during the year).......................     $4,895,102
Weighted average interest rate (actual interest expense on short-term
borrowing divided by average short-term borrowings outstanding) .          5.89%

Note H-Other Tax Information
For federal income tax purposes, the cost of investments owned at December 31, 1999 was $211,570,293. At December 31, 1999, gross unrealized appreciation of investments was $154,298,352 and gross unrealized depreciation was $803,158, resulting in net unrealized appreciation of $153,495,194. Note I-Securities Lending The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 102% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. At December 31, 1999, the value of securities loaned and the value of collateral were $8,533,700.03 and $8,784,000, respectively. During the year ended December 31, 1999, income from securi-ties lending amounted to $26,170.

                             Years Ended December 31
Per Share Data#            1999     1998    1997     1996     1995
Net asset value:
Beginning of period..... $20.47   $15.84  $12.15   $10.59    $8.13
Income From Investment
Operations:
Net investment income...... .01      .05     .06      .05      .07
Net realized and
unrealized gain (loss)
on investments.............5.93     5.18    4.46     2.54     2.90
                           ----     ----    ----     ----     ----
Total from investment
operations ................5.94     5.23    4.52     2.59     2.97
                           ----     ----    ----     ----     ----
Less Distributions:
Net investment income ..   (.02)    (.05)   (.06)    (.05)    (.07)
Capital gains ............ (.31)    (.55)   (.77)    (.98)    (.44)
Total Distributions .....  (.33)    (.60)   (.83)   (1.03)    (.51)
Net asset value:
End of period......      $26.08   $20.47  $15.84   $12.15   $10.59
                         ------   ------  ------   ------   ------
Total Return ........     29.13%   33.34%  37.28%   24.60%   36.46%
Ratios & Supplemental Data
Net assets end of
period (000's omitted)  $357,650 $211,259 $108,590 $60,275  $48,337
Ratio of operating
expenses to average
net assets...................85%     .94%     .97%   1.21%    1.37%
Ratio of net investment
income to average
net assets.................. 03%     .44%     .45%    .47%     .74%
Portfolio turnover rate ..31.39%   18.54%   16.36%  25.27%   26.53%

# All per share data as of December 31, 1996 and earlier has been restated to reflect a 3 for 1 stock split effective September 25, 1997.

Years Ended December 31
Per Share Data#            1994       1993     1992~     1991~     1990~
Net asset value:
Beginning of period.......$8.37      $9.70   $10.37      $7.81    $7.89
Income From Investment
Operations:
Net investment income .......06        .07      .07        .09      .09
Net realized and
unrealized gain (loss)
on investments...........  (.07)       .16     (.15)      2.77      .03
Total from investment
operations ..........      (.01)       .23     (.08)      2.86      .12
Less Distributions:
Net investment income ..   (.06)      (.07)    (.07)      (.12)    (.09)
Capital gains...........   (.17)     (1.49)    (.52)      (.18)    (.11)
                           -----     ------    -----      -----    -----
Total Distributions....... (.23)     (1.56)    (.59)      (.30)    (.20)

Net asset value:
End of period..           $8.13      $8.37    $9.70     $10.37    $7.81
                          -----      -----    -----     ------    -----
Total Return.......        (.07%)     2.44%    (.73%)    36.91%    1.52%
Ratios & Supplemental Data
Net assets end of
period (000's omitted) ...$35,459   $38,694   $42,609   $40,873  $27,189
Ratio of operating
expenses to average
net assets.........         1.53%     1.45%     1.42%     1.50%    1.74%
Ratio of net investment
income to average
net assets..........         .74%      .62%      .71%     1.02%    1.19%
Portfolio turnover rate .  25.55%    35.14%    28.91%    15.63%   37.18%
~ Audited by other Auditors
# All per share data as of December 31, 1996 and earlier has been restated to reflect a 3 for 1 stock split effective September 25, 1997.

                        Report of Independent Accountants

To the Shareholders and Trustees of Northeast Investors Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Northeast Investors Growth Fund (the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts

February 18, 2000